Vessels, net	12 Months Ended
Dec. 31, 2025
Vessels, net [Abstract]
Vessels, net
5.	Vessels, net:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Vessel Cost	Accumulated depreciation	Net Book Value
Balance December 31, 2023	$8,878,125	$(1,461,233)	$7,416,892
Capitalized vessel improvements	34,714	—	34,714
Depreciation	—	(575,703)	(575,703)
Balance December 31, 2024	$8,912,839	$(2,036,936)	$6,875,903
Acquisitions, improvements, and other vessel costs	33,457,566	—	33,457,566
Depreciation	—	(1,125,481)	(1,125,481)
Balance December 31, 2025	$42,370,405	$(3,162,417)	$39,207,988

Vessel Acquisitions and other Capital Expenditures:

On July 10, 2025, the Company entered into an agreement with a wholly owned subsidiary of Toro, for the acquisition of the LPG Dream Syrax, at a price of $18.0 million and was delivered to the Company on September 3, 2025.

On September 16, 2025, the Company entered into an agreement with a wholly owned subsidiary of Toro, for the acquisition of the LPG Dream Terrax, at a price of $20.0 million and was delivered to the Company on September 25, 2025.

The terms of the transactions were approved by the board of directors of Robin and Toro at the recommendation of their respective special committees of disinterested and independent directors and were supported by independent valuations.

As a result of the acquisition of LPG Dream Syrax and LPG Dream Terrax, management has determined that, with effect from the third quarter of 2025, the Company operates in two reportable segments: (i) the tanker segment and (ii) the LPG carrier segment.
The Company reviewed its vessels for impairment and no indication of impairment was identified, as the fair value was in excess of carrying value on December 31, 2023, 2024 and 2025.